LETTER AGREEMENT

UNITED STATES DEPARTMENT OF THE TREASURY
1500 PENNSYLVANIA AVENUE, NW
WASHINGTON, D.C. 20220

Dear Ladies and Gentlemen:

The company set forth on the signature page hereto (the "*Company*") intends to issue in a private placement the number of shares of a series of its preferred stock set forth on Schedule A hereto (the " *Preferred Shares* ") and a warrant to purchase the number of shares of its common stock set forth on Schedule A hereto (the " *Warrant* " and, together with the Preferred Shares, the " *Purchased Securities* ") and the United States Department of the Treasury (the " *Investor* ") intends to purchase from the Company the Purchased Securities.

The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the Investor of the Purchased Securities. Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto, the provisions contained in the Securities Purchase Agreement – Standard Terms attached hereto as Exhibit A (the " *Securities Purchase Agreement* ") are incorporated by reference herein. Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined. In the event of any inconsistency between this letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.

Each of the Company and the Investor hereby confirms its agreement with the other party with respect to the issuance by the Company of the Purchased Securities and the purchase by the Investor of the Purchased Securities pursuant to this letter agreement and the Securities Purchase Agreement on the terms specified on Schedule A hereto.

This letter agreement (including the Schedules hereto) and the Securities Purchase Agreement (including the Annexes thereto) and the Warrant constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. This letter agreement constitutes the "Letter Agreement" referred to in the Securities Purchase Agreement.

This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

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UST # 325

In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

UNITED STATES DEPARTMENT OF THE TREASURY

By:
Name:
Title:

CITIZENS BANCORP

By:
Name: Judith Hess
Title: President & Chief Executive Officer

Date: December , 2008

UST # 325

In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

UNITED STATES DEPARTMENT OF THE TREASURY

By:
Name:
Title:

Neel Kashkari
Interim Assistant Secretary
For Financial Stability

CITIZENS BANCORP

By:
Name: Judith Hess
Title: President & Chief Executive Officer

Date: December 23, 2008

UST #325

SCHEDULE A

ADDITIONAL TERMS AND CONDITIONS

Company Information:

Name of the Company: Citizens Bancorp

Corporate or other organizational form: Corporation

Jurisdiction of Organization: California

Appropriate Federal Banking Agency: Federal Reserve Bank, San Francisco

Notice Information:

Judith Hess
President & Chief Executive Officer
Citizens Bancorp
208 Providence Mine Road, Suite 122
Nevada City, CA 95959
Telephone: (530) 478-6000
Facsimile: (530) 265-9880

Nina P. Kwan
Leland Parachini Steinberg Matzger & Melnick, LLP
199 Fremont Street,
21st Floor
San Francisco, CA 94105
Telephone: (415) 957.1800
Facsimile: (415)974-1520

Terms of Purchase:

Series of Preferred Stock Purchased: Fixed Rate Cumulative Perpetual Preferred Stock, Series A

Per Share Liquidation Preference of Preferred Stock: One thousand dollars ($1,000.00)

Number of Shares of Preferred Stock Purchased: 10,400

Dividend Payment Dates on the Preferred Stock: February 15, May 15, August 15, and November 15

Number of Warrant Shares: 520.0052

Number of Net Warrant Shares (after net settlement): 520

Exercise Price of the Warrant: $0.01 per share

Purchase Price: $10,400,000

Closing:

Location of Closing: Telephonic, 9:30 am ET

Time of Closing:

Date of Closing: December 23 , 2008

Wire Information for Closing:

ABA Number: 121142313
Bank: Citizens Bank of Northern California
Account Name: Citizens Bancorp
Account Number: 021031539
Beneficiary: Citizens Bancorp

Contact for confirmation of Wire Information:

Name: Susann Trevena
Telephone: 530-478-6012
Email: strevena@citzensbanknc.com

SCHEDULE B

CAPITALIZATION

Capitalization Date: November 30, 2008

Common Stock

Par value: None

Total Authorized: 5,000,000 shares

Outstanding: 1,915,981 shares

Subject to warrants, options, convertible securities, etc.: 124,521 shares

Reserved for benefit plans and other issuances: 709,205 shares

Remaining authorized but unissued: 1,082,255 shares

Shares issued after Capitalization Date (other than pursuant to warrants, options, convertible securities, etc. as set forth above: None.

Preferred Stock

Par value: None

Total Authorized: 2,500,000 shares

Outstanding (by series): 10,400 Series A Preferred, 520 Series B Preferred*

Reserved for issuance: None

Remaining authorized but unissued: 2,489,080 shares

Holders of 5% or more of any class of capital stock as of last proxy date of March 28, 2008:

Kenneth E. Baker
515 Coyote Street
Nevada City, CA 95959

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* This issuance was approved on December 18, 2008 for issuance to the United States Department of Treasury ("Investor")

UST #325

SCHEDULE C

REQUIRED STOCKHOLDER APPROVALS

	Required[1]	% Vote Required
Warrants — Common Stock Issuance		
Charter Amendment		
Stock Exchange Rules		

If no stockholder approvals are required, please so indicate by checking the box: ☒ .

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1 If stockholder approval is required, indicate applicable class/series of capital stock that are required to vote.

UST #325

SCHEDULE D

LITIGATION

List any exceptions to the representation and warranty in Section 2.2(l) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒.

SCHEDULE E

COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒.

List any exceptions to the representation and warranty in the last sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒.

UST #325

SCHEDULE F

REGULATORY AGREEMENTS

List any exceptions to the representation and warranty in Section 2.2(s) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒.